                                                                     EXHIBIT 4.1


             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                         ROFIN-SINAR TECHNOLOGIES INC.
                                                            SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS
                            TOTAL AUTHORIZED ISSUE
                     50,000,000 SHARES PAR VALUE $.01 EACH
                                 COMMON STOCK


This is to Certify that _______________________________________ is the owner of

_________________________________________________________________fully paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated:

- ---------------------------                       ---------------------------
    SECRETARY/TREASURER                                    PRESIDENT

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM   --as tenants in common                        UNIF GIFT MIN ACT--..........Custodian..........
                                                                              (Cust)            (Minor)
TEN ENT   --as tenants by the entireties                                   under Uniform Gifts to Minors
                                                                           Act..........................
JT TEN    --as joint tenants with right of                                            (State)
            survivorship and not as tenants in common

          Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED___HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

[____________________________________]__________________________________________

________________________________________________________________________________
                 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                    INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________SHARES
REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

________________________________________________________________________ATTORNEY
TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

        DATED ____________________ 19_______
                IN PRESENCE OF
                                        ________________________________________
________________________________________



        THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A RIGHTS AGREEMENT DATED AS OF SEPTEMBER __, 1996, AS IT MAY BE AMENDED FROM TIME TO TIME (THE "RIGHTS AGREEMENT"), BETWEEN ROFIN-SINAR TECHNOLOGIES, INC. AND THE BANK OF NEW YORK, AS RIGHTS AGENT, THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF ROFIN-SINAR TECHNOLOGIES, INC. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. ROFIN-SINAR TECHNOLOGIES, INC. WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. RIGHTS BENEFICIALLY OWNED BY ACQUIRING PERSONS OR THEIR AFFILIATES OR ASSOCIATES (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND BY ANY SUBSEQUENT HOLDER OF SUCH RIGHTS ARE NULL AND VOID AND NONTRANSFERABLE.


        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.